(MULTICURRENCY-CROSS BORDER)

                                    SCHEDULE
                                     to the
                           ISDA 1992 MASTER AGREEMENT
                          dated as of December 12, 2006
                                     between
                      MERRILL LYNCH CAPITAL SERVICES, INC.,
                       A DELAWARE CORPORATION ("PARTY A"),
                                       and
                    ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4,
                    A COMMON LAW TRUST ORGANIZED AND EXISTING
               UNDER THE LAWS OF THE STATE OF NEW YORK ("PARTY B")

        The only Transaction governed hereunder is the Transaction evidenced by the Confirmation identified by Transaction Reference Number 06DL28454
        (relating to the Class AJ-FL Certificates), dated December 12, 2006 between Party A and Party B.

PART 1: TERMINATION PROVISIONS

For the purposes of this Agreement:-

(a)     "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)     "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c)     EVENTS OF DEFAULT.

        The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a
        Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

        (i)     The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i)
                will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit
                Support Annex shall not constitute an Event of Default under
                Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business
                Days and (B) such failure is not remedied on or before the third
                Local Business Day after notice of such failure is given to
                Party A.

        (ii)    The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

        (iii)   The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii)
                will apply to Party A and will not apply to Party B except that
                Section 5(a)(iii)(1) will apply to Party B solely in respect of
                Party B's obligations under Paragraph 3(b) of the Credit Support
                Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless
                (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business
                Day after notice of such failure is given to Party A.

        (iv)    The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

        (v)     The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section
                5(a)(v) will not apply to Party A and will not apply to Party B.

        (vi)    The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to
                Party A and will not apply to Party B. For purposes of Section
                5(a)(vi), solely with respect to Party A:

                "Specified Indebtedness" will have the meaning specified in
                Section 14.

                "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited
                financial statements of such entity) of (i) its capital stock
                (including preferred stock) outstanding, taken at par value,
                (ii) its capital surplus and (iii) its retained earnings, minus
                (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles in the country in which
                Party A is organized.

        (vii)   The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to
                Party A and will apply to Party B except that the provisions of
                Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B;
                provided that, with respect to Party B only, (i) Section
                5(a)(vii)(4) is hereby amended by adding after the words
                "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)" and (ii)
                Section 5(a)(vii)(8) is hereby amended by deleting the words "to
                (7) (inclusive)" and inserting lieu thereof ", (3), (4) as amended, (5) and (6) as amended".

        (viii)  The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii)
                will apply to Party A and will apply to Party B.

(d)     TERMINATION EVENTS.

        The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event
        Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section
        6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

        (i)     The "ILLEGALITY" provisions of Section 5(b)(i) will apply to
                Party A and will apply to Party B.

        (ii)    The "TAX EVENT" provisions of Section 5(b)(ii) will apply to
                Party A except that, for purposes of the application of Section
                5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "TAX EVENT" provisions of
                Section 5(b)(ii) will apply to Party B.

                                        2

        (iii)   The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party
                A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

        (iv)    The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)
                will not apply to Party A and will not apply to Party B.

(e)     The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)     PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
        Agreement:

        (i)     Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

                (A)   The definition of Market Quotation in Section 14 shall be
                      deleted in its entirety and replaced with the following:

                      "MARKET QUOTATION" means, with respect to one or more
                      Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement,
                      (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a
                      positive number) in consideration of an agreement between
                      Party B and such Reference Market-maker to enter into a
                      Replacement Transaction, and (3) made on the basis that
                      Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without
                      limitation, any payment or delivery that would, but for
                      the relevant Early Termination Date, have been required
                      (assuming satisfaction of each applicable condition
                      precedent) after that Early Termination Date is to be
                      included.

                (B)   The definition of Settlement Amount shall be deleted in
                      its entirety and replaced with the following:

                      "SETTLEMENT AMOUNT" means, with respect to any Early
                      Termination Date, an amount (as determined by Party B)
                      equal to:

                      (a)   If a Market Quotation for the relevant Terminated
                            Transaction or group of Terminated Transactions is
                            accepted by Party B so as to become legally binding
                            on or before the day falling ten Local Business Days
                            after the day on which the Early Termination Date is
                            designated, or such later day as Party B may specify
                            in writing to Party A, but in either case no later
                            than one Local Business Day prior to the Early
                            Termination Date (such day, the "Latest Settlement
                            Amount Determination Day"), the Termination Currency
                            Equivalent of the amount (whether positive or
                            negative) of such Market Quotation;

                      (b)   If, on the Latest Settlement Amount Determination
                            Day, no Market Quotation for the relevant Terminated
                            Transaction or group of Terminated Transactions has
                            been accepted by Party B so as to become legally
                            binding and one or more Market Quotations from
                            Approved Replacements have been made and remain
                            capable of becoming legally binding upon acceptance,
                            the Settlement Amount shall equal the Termination
                            Currency Equivalent of the amount (whether positive
                            or negative) of the lowest of such Market Quotations
                            (for the avoidance of doubt, the lowest of such
                            Market Quotations shall be the lowest Market
                            Quotation of such Market Quotations expressed as a
                            positive number or, if any of such Market Quotations
                            is expressed as a negative number, the Market
                            Quotation expressed as a negative number with the
                            largest absolute value); or

                                        3

                      (c)   If, on the Latest Settlement Amount Determination
                            Day, no Market Quotation for the relevant Terminated
                            Transaction or group of Terminated Transactions is
                            accepted by Party B so as to become legally binding
                            and no Market Quotation from an Approved Replacement
                            remains capable of becoming legally binding upon
                            acceptance, the Settlement Amount shall equal Party
                            B's Loss (whether positive or negative and without
                            reference to any Unpaid Amounts) for the relevant
                            Terminated Transaction or group of Terminated
                            Transactions.

                (C)   If Party B requests Party A in writing to obtain Market
                      Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                (D)   If the Settlement Amount is a negative number, Section
                      6(e)(i)(3) shall be deleted in its entirety and replaced
                      with the following:

                      "(3) Second Method and Market Quotation. If the Second
                      Method and Market Quotation apply, (I) Party B shall pay
                      to Party A an amount equal to the absolute value of the
                      Settlement Amount in respect of the Terminated
                      Transactions, (II) Party B shall pay to Party A the
                      Termination Currency Equivalent of the Unpaid Amounts
                      owing to Party A and (III) Party A shall pay to Party B
                      the Termination Currency Equivalent of the Unpaid Amounts
                      owing to Party B; provided, however, that (x) the amounts
                      payable under the immediately preceding clauses (II) and
                      (III) shall be subject to netting in accordance with
                      Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by
                      Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B
                      under the immediately preceding clause (I)."

                (E)   At any time on or before the Latest Settlement Amount
                      Determination Day at which two or more Market Quotations
                      from Approved Replacements remain capable of becoming
                      legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for
                      the avoidance of doubt, the lowest of such Market
                      Quotations shall be the lowest Market Quotation of such
                      Market Quotations expressed as a positive number or, if
                      any of such Market Quotations is expressed as a negative
                      number, the Market Quotation expressed as a negative
                      number with the largest absolute value).

                (F)   Notwithstanding anything to the contrary herein, for the
                      purpose of Section 6(e), both Party A and Party B agree
                      that any amounts payable by the Trust or Party B to Party
                      A under Section 6(e), if any, in connection with any Event of Default or Termination Event will be payable only if a
                      replacement swap counterparty is procured (which Party B
                      shall be obligated to attempt to procure in good faith and in a reasonably commercial manner if not prohibited under
                      the Pooling and Servicing Agreement and not otherwise an
                      obligation of Party A hereunder, and provided that, for
                      the avoidance of doubt, if Party B is the Defaulting Party or sole Affected Party, Party A shall have the right to
                      procure a replacement swap counterparty on Party B's
                      behalf to the extent such replacement complies with the
                      terms hereof and the Pooling and Servicing Agreement) and
                      only to the extent that Party B receives any payment from
                      such replacement swap counterparty as consideration for
                      entering into the replacement swap agreement (less any
                      costs or expenses incurred by Party B in connection
                      therewith). Notwithstanding anything to the contrary
                      herein, no termination payments payable by Party B
                      hereunder shall be netted against any amounts owed by
                      Party A hereunder.

        (ii)    The Second Method will apply.

(g)     "TERMINATION CURRENCY" means USD.

(h)     ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply as provided in Part 5(c).

                                        4

PART 2: TAX REPRESENTATIONS

(a)     TAX REPRESENTATIONS.

        (i)     PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
                Agreement:

                (A)   Party A and Party B make the following representation(s):

                      It is not required by any applicable law, as modified by
                      the practice of any relevant governmental revenue
                      authority, of any Relevant Jurisdiction to make any
                      deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
                      6(d)(ii) or 6(e) of this Agreement) to be made by it to
                      the other party under this Agreement. In making this
                      representation, it may rely on: the accuracy of any
                      representations made by the other party pursuant to
                      Section 3(f) of this Agreement; (ii) the satisfaction of
                      the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any
                      document provided by the other party pursuant to Section
                      4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the
                      satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall
                      not be a breach of this representation where reliance is
                      placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of
                      material prejudice to its legal or commercial position.

        (ii)    PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
                Agreement:

                (A)   Party A makes the following representation(s):

                      It is a corporation organized under the laws of the State
                      of Delaware.

                (B)   Party B makes the following representation(s):

                      It is a common law trust created under the laws of the
                      State of New York.

(b)     TAX PROVISIONS.

        (i)     GROSS UP. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any
                additional amounts referred to therein.

        (ii)    INDEMNIFIABLE TAX. The definition of "Indemnifiable Tax" in
                Section 14 is deleted in its entirety and replaced with the following:

                "INDEMNIFIABLE TAX" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

                                        5

PART 3: AGREEMENT TO DELIVER DOCUMENTS

(a)     Tax forms, documents or certificates to be delivered are:

-------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT  FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH TO BE DELIVERED
-------------------------------------------------------------------------------------------------------------

Party A and Party B                 As required under Section 4(a)(i) of     Promptly after the earlier
                                    the Agreement, IRS Form W-9.             of (i) Promptly upon
                                                                             execution of this Agreement
                                                                             (in the case of Party B,
                                                                             promptly upon the making of
                                                                             the REMIC election); and
                                                                             promptly upon learning that
                                                                             any form previously
                                                                             provided by the party has
                                                                             become obsolete or
                                                                             incorrect.
-------------------------------------------------------------------------------------------------------------

(b)     Other Documents to be delivered are:

-------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO        FORM/DOCUMENT/                        DATE BY WHICH        COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                           TO BE DELIVERED      REPRESENTATION
-------------------------------------------------------------------------------------------------------------

Party A and Party B      Any documents required or             Upon execution.      Yes
                         reasonably requested by the
                         receiving party to evidence
                         authority of the delivering party
                         or its Credit Support Provider,
                         if any, to execute and deliver
                         this Agreement, any Confirmation,
                         and any Credit Support Documents
                         to which it is a party, and to
                         evidence the authority of the
                         delivering party to its Credit
                         Support Provider to perform its
                         obligations under this Agreement,
                         such Confirmation and/or Credit
                         Support Document, as the case may
                         be.
-------------------------------------------------------------------------------------------------------------
Party A and Party B      A certificate of an authorized        Upon execution       Yes
                         officer of the party, as to the
                         incumbency and authority of the
                         respective officers of the party
                         signing this Agreement, any
                         relevant Credit Support Document,
                         or any Confirmation, as the case
                         may be.
-------------------------------------------------------------------------------------------------------------
Party A                  Annual Report of Party A containing   Annually, after      Yes
                         consolidated financial statements     becoming publicly
                         certified by independent certified    available
                         public accountants and prepared in
                         accordance with generally accepted
                         accounting principles in the
                         country in which Party A is
                         organized.
-------------------------------------------------------------------------------------------------------------

                                        6

-------------------------------------------------------------------------------------------------------------

Party A                  Quarterly Financial Statements of     Quarterly, after     Yes
                         Party A containing unaudited,         becoming publicly
                         consolidated financial statements of  available
                         Party A's fiscal quarter prepared in
                         accordance with generally accepted
                         accounting principles in the country
                         in which Party A is organized.
-------------------------------------------------------------------------------------------------------------
Party A and Party B      An opinion of counsel to such party   Upon execution       No
                         reasonably satisfactory in form and
                         substance to the other party
                         regarding the enforceability of this
                         Agreement, any Confirmation, and any
                         Credit Support Documents to which it
                         is a party.
-------------------------------------------------------------------------------------------------------------
Party A                  A guarantee of Merrill Lynch & Co.,   Upon execution       No
                         Inc.
-------------------------------------------------------------------------------------------------------------
Party A                  An opinion of counsel to Party A's    Upon execution       No
                         guarantee.
-------------------------------------------------------------------------------------------------------------
Party B                  Statements to Certificateholders of   As soon as           Yes
                         Party B                               available
-------------------------------------------------------------------------------------------------------------
Party B                  Executed copy of the Pooling and      Upon execution       Yes
                         Servicing Agreement
-------------------------------------------------------------------------------------------------------------

PART 4: MISCELLANEOUS

(a)     ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this
        Agreement:

        Party A:

        Address for notices or communications to Party A in respect of Section
        5(a)(i) shall be sent to:-

                Address:       Merrill Lynch World Headquarters
                               4 World Financial Center, 18th Floor
                               New York, New York 10080

                Attention:     Swap Group

                Facsimile No.: 646 805-0218

                Telephone No.: 212 449-7403

                (For all purposes)

                In addition, in the case of notices or communications relating to Section 5, 6, 11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

                Address:       GMI Counsel
                               Merrill Lynch World Headquarters
                               4 World Financial Center, 12th Floor
                               New York, New York 10080

                Attention:     Swaps Legal

                Facsimile No.: 212 449-6993

        Party B:

        Address for notices or communications to Party B:-

                                        7

                Address:       ML-CFC Commercial Mortgage Trust 2006-4
                               c/o LaSalle Bank National Association, as Trustee
                               135 S. LaSalle Street, Suite 1625
                               Chicago, Illinois  60603

                Attention:     Global Securities and Trust Services--
                               ML-CFC Commercial Mortgage Trust 2006-4,
                               Commercial Mortgage Pass-Through Certificates,
                               Series 2006-4

                Facsimile No.: (312) 904-1085

                With a copy
                to:            David M. Rodgers, or Director, CMBS
                               Securitization

                Address:       Merrill Lynch Mortgage Investors, Inc.
                               4 World Financial Center, 16th Floor
                               250 Vesey Street
                               New York, New York 10080

(b)     PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent: Not Applicable.

        Party B appoints as its Process Agent:

                ML-CFC Commercial Mortgage Trust 2006-4
                c/o LaSalle Bank National Association, as Trustee
                135 S. LaSalle Street, Suite 1625
                Chicago, Illinois  60603

                Attention:     Global Securities and Trust Services--
                               ML-CFC Commercial Mortgage Trust 2006-4,
                               Commercial Mortgage Pass-Through Certificates,
                               Series 2006-4

(c)     OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     CALCULATION AGENT. The Calculation Agent is Party B.

(f)     CREDIT SUPPORT DOCUMENT.

        Party A:      (1) the Guarantee of Merrill Lynch & Co., Inc. dated
                      December 12, 2006 and (2) the Credit Support Annex.

        Party B:      (1) The Pooling and Servicing Agreement; provided that
                      only amounts with respect to (x) interest distributions
                      paid in respect of the Class AJ-FL REMIC II Regular
                      Interest on such Distribution Date and (y) Yield
                      Maintenance Charges and Prepayment Premiums on deposit in
                      the Floating Rate Account (as such terms are defined in
                      the Pooling and Servicing Agreement) held by the Trustee
                      under the Pooling and Servicing Agreement (such amounts,
                      the "Trust Estate") shall constitute security for the
                      obligations of Party B to Party A under this Agreement,
                      and the Pooling and Servicing Agreement shall be
                      considered a Credit Support Document with respect to Party
                      B only to the extent affecting or relating to such
                      security and (2) The Credit Support Annex, solely in
                      respect of Party B's obligation under Paragraph 3(b) of
                      the Credit Support Annex.

                                        8

(g)     CREDIT SUPPORT PROVIDER.

        Party A:      The guarantor under any guarantee in support of Party A's
                      obligations under this Agreement.

        Party B:      None.

(h)     GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New
        York General Obligations Law Sections 5-1401 and 5-1402.

(i)     NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to the sole Transaction contemplated by this Agreement.

(j)     "AFFILIATE" will have the meaning specified in Section 14 of this
        Agreement, provided, however, that Party B shall be deemed to have no
        Affiliates for purposes of this Agreement, including for purposes of
        Section 6(b)(ii).

PART 5: OTHER PROVISIONS

(a)     DEFINITIONS. Unless otherwise specified in a Confirmation, this
        Agreement and each Transaction under this Agreement are subject to the
        2000 ISDA Definitions as published and copyrighted in 2000 by the
        International Swaps and Derivatives Association, Inc. (the
        "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the
        Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction"
        for purposes of this Agreement, and (ii) references to a "Transaction"
        in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions.

(b)     AMENDMENTS TO ISDA MASTER AGREEMENT.

        (i)     SINGLE AGREEMENT. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit
                Support Annex" after the words "Master Agreement".

        (ii)    CONDITIONS PRECEDENT. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

                Notwithstanding anything to the contrary in Section
                2(a)(iii)(1), if an Event of Default with respect to Party B or
                Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no
                Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section
                2(a)(iii)(1) with respect to such specific occurrence of such
                Event of Default or such Potential Event of Default (the
                "SPECIFIC EVENT"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section
                2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to
                Party B that occurs subsequent to the Specific Event.

        (iii)   CHANGE OF ACCOUNT. Section 2(b) is hereby amended by the
                addition of the following after the word "delivery" in the first line thereof:

                                        9

                "to another account in the same legal and tax jurisdiction as the original account".

        (iv)    REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                "(g)  Relationship Between Parties.

                      (1)   Nonreliance. (i) It is not relying on any statement
                            or representation of the other party regarding the
                            Transaction (whether written or oral), other than
                            the representations expressly made in this Agreement
                            or the Confirmation in respect of that Transaction
                            and (ii) it has consulted with its own legal,
                            regulatory, tax, business, investment, financial and
                            accounting advisors to the extent it has deemed
                            necessary, and it has made its own investment,
                            hedging and trading decisions based upon its own
                            judgment and upon any advice from such advisors as
                            it has deemed necessary and not upon any view
                            expressed by the other party.

                      (2)   Evaluation and Understanding. (i) It has the
                            capacity to evaluate (internally or through
                            independent professional advice) the Transaction and
                            has made its own decision subject to Section 6(n) of
                            this Agreement to enter into the Transaction and
                            (ii) It understands the terms, conditions and risks
                            of the Transaction and is willing and able to accept
                            those terms and conditions and to assume those
                            risks, financially and otherwise.

                      (3)   Purpose. It is entering into the Transaction for the
                            purposes of managing its borrowings or investments,
                            hedging its underlying assets or liabilities or in
                            connection with a line of business.

                      (4)   Status of Parties. The other party is not acting as
                            an agent, fiduciary or advisor for it in respect of
                            the Transaction.

                      (5)   Eligible Contract Participant. It is an "eligible
                            swap participant" as such term is defined in,
                            Section 35.1(b)(2) of the regulations (17 C.F.R. 35)
                            promulgated under, and an "eligible contract
                            participant" as defined in Section 1(a)(12) of the
                            Commodity Exchange Act, as amended."

                      (6)   With respect to Party A only, it is a "financial
                            institution" as defined in the Federal Deposit
                            Insurance Corporation Improvement Act of 1991 or
                            Regulation EE promulgated by the Federal Reserve
                            Board thereunder."

        (v)     TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii)
                by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

        (vi)    JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-",
                (ii) deleting "; and" from the end of subparagraph 1 and
                inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

        (vii)   LOCAL BUSINESS DAY. The definition of Local Business Day in
                Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after
                "Confirmation".

(c)     ADDITIONAL TERMINATION EVENTS. The following Additional Termination
        Events will apply:

                                       10

        (i)     FIRST RATING TRIGGER COLLATERAL. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be
                complied with or performed by Party A in accordance with the
                Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination
                Event.

        (ii)    SECOND RATING TRIGGER REPLACEMENT. If (A) a Required Ratings
                Downgrade Event has occurred and been continuing for 30 or more
                Local Business Days and (B) (i) at least one Eligible
                Replacement has made a Firm Offer to be the transferee of all of
                Party A's rights and obligations under this Agreement (and such
                Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree)
                and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible
                Guarantor immediately upon acceptance by the offeree), then an
                Additional Termination Event shall have occurred with respect to
                Party A and Party A shall be the sole Affected Party with
                respect to such Additional Termination Event.

        (iii)   SUPPLEMENTAL POOLING AND SERVICING AGREEMENT WITHOUT PARTY A'S
                PRIOR WRITTEN CONSENT. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on
                Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) without the prior written consent (such consent not to be unreasonably withheld) of Party A, then an Additional
                Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the
                Pooling and Servicing Agreement subject to any limitations on liability set forth herein.

        (iv)    [Reserved.]

(d)     REQUIRED RATINGS DOWNGRADE EVENT. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold
        (such event, a "REQUIRED RATINGS DOWNGRADE EVENT"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings
        Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an
        Eligible Guarantee from an Eligible Guarantor.

(e)     REGULATION AB COMPLIANCE. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of December 12, 2006 (the "REGULATION
        AB AGREEMENT"), among Merrill Lynch Mortgage Lending, Inc., Merrill
        Lynch Mortgage Investors, Inc. and Party A shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the
        Regulation AB Agreement is attached hereto as Exhibit A.

(f)     TRANSFERS. Notwithstanding the provisions of Section 7 of the Agreement,
        Party A may assign and delegate its rights and obligations under (i) any one or more Transactions or (ii) this Agreement and all Transactions hereunder (the "Transferred Obligations") to any subsidiary of ML & Co.
        (the "Assignee") by notice specifying the effective date of such transfer ("Transfer Date") and including an executed acceptance and assumption by the Assignee of the Transferred Obligations; provided that
        (a) the Assignee is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) as of the date of such transfer neither
        Party B nor the Assignee would be required to withhold or deduct on account of Tax from any payments under this Agreement, (c) an Event of
        Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as determined by Party B in its sole discretion, (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer

                                       11

        (including any replacement cost of entering into a replacement transaction), and (g) the Rating Agency Condition is satisfied with respect to Moody's, S&P and Fitch.

        On the Transfer Date, (a) Party A shall be released from all obligations and liabilities arising under the Transferred Obligations unless accrued prior to the transfer; and (b) if Party A has not assigned and delegated its rights and obligations under this Agreement and all Transactions hereunder, the Transferred Obligations shall cease to be Transaction(s)
        under this Agreement and shall be deemed to be Transaction(s) under the master agreement, if any, between Assignee and Party B, provided that, if at such time Assignee and Party B have not entered into a master agreement, Assignee and Party B shall be deemed to have entered into an
        ISDA form of Master Agreement (Multicurrency-Cross Border) with a
        Schedule substantially in the form hereof but amended to reflect the name of the Assignee and the address for notices and any amended representations under Part 2 hereof as may be specified in the notice of transfer.

(g)     LIMITED RECOURSE. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from (x)
        payments out of interest distributions paid in respect of the Class
        AJ-FL REMIC II Regular Interest on such Distribution Date and (y) Yield
        Maintenance Charges and Prepayment Premiums, subject to and in accordance with the terms of the Pooling and Servicing Agreement. No recourse shall be had for the payment of any amount owing in respect of this Agreement against the trustee or paying agent, or any officer, member, director, employee, security holder or incorporator thereof
        (each, an "Affiliated Person") of Party B or its successors or assigns for any amounts payable under this Agreement. Upon application of the
        Trust Estate in accordance with the Pooling and Servicing Agreement,
        Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, and all claims by Party A against Party B hereunder and/or under the Pooling and Servicing Agreement shall be extinguished. Party B shall not have liability for any failure or delay in making a payment hereunder to
        Party A due to any failure or delay in receiving amounts under the
        Pooling and Servicing Agreement. This provision shall survive termination of this Agreement. Party B shall have no liability hereunder for any payments under Section 11 to Party A, unless otherwise provided for in the Pooling and Servicing Agreement.

(h)     [Reserved]

(i)     RATING AGENCY NOTIFICATIONS. Notwithstanding any other provision of this
        Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating
        Agency has been given prior written notice of such designation or transfer.

(j)     NO SET-OFF. Except as expressly provided for in Section 2(c) hereof and
        Paragraph 8 of the Credit Support Annex, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early
        Termination Date and determined pursuant to this Section will be subject to any Set-off."

(k)     RATING AGENCY CONFIRMATION OF AMENDMENTS, ASSIGNMENTS AND TRANSFERS.
        Notwithstanding any provision to the contrary in this Agreement, no amendment, transfer or assignment of either this Agreement or any
        Transaction under this Agreement shall be permitted by either party unless each of the Swap Agencies has been provided prior written notice of the same and S&P confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates.

(l)     NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap
        Rating Agency notice of such event or condition; provided that

                                       12

        failure to provide notice of such event or condition pursuant to this
        Part 5(l) shall not constitute an Event of Default or a Termination
        Event.

(m)     PROCEEDINGS. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the Trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n)     TRUSTEE LIABILITY LIMITATIONS. Party A and Party B agree to the following: (a) LaSalle Bank National Association ("LaSalle") is entering into this Agreement not in its individual or corporate capacity, but solely as Trustee for ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4; (b) in no
        case shall LaSalle (or any person acting as successor Trustee for ML-CFC
        COMMERCIAL MORTGAGE TRUST 2006-4) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this
        Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available as set forth herein and under the Pooling and Servicing Agreement. This Part 5(n)
        shall survive the termination of this Agreement.

(o)     SEVERABILITY. If any term, provision, covenant, or condition of this
        Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)     [Reserved]

(q)     ESCROW PAYMENTS. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or
        (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r)     CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

                                       13

(s)     WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)     [Reserved]

(u)     [Reserved]

(v)     Additional representations.

        (i)     CAPACITY. Party A represents to Party B on the date on which
                Party A enters into this Agreement that it is entering into the
                Agreement and the Transaction as principal and not as agent of any person.

(w)     ACKNOWLEDGEMENTS.

        (i)     SUBSTANTIAL FINANCIAL TRANSACTIONS. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking)
                other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and
                conditions set forth herein and in the Pooling and Servicing
                Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each
                Transaction.

        (ii)    BANKRUPTCY CODE. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S.
                Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into
                hereunder will constitute "forward contracts" or "swap
                agreements" as defined in Section 101 of the Bankruptcy Code or
                "commodity contracts" as defined in Section 761 of the
                Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to
                liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and
                protections afforded by, Sections 362, 546, 556, and 560 of the
                Bankruptcy Code.

(x)     [Reserved]

(y)     [Reserved]

(z)     ADDITIONAL DEFINITIONS.

        As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

        "APPROVED RATINGS THRESHOLD" means each of the S&P Approved Ratings
        Threshold and the Moody's First Trigger Ratings Threshold.

        "APPROVED REPLACEMENT" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (e) of the definition of Permitted Transfer
        (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

        "CLASS AJ-FL CERTIFICATES" means the Commercial Mortgage Pass-Through
        Certificates, Series 2006-4, Class AJ-FL, issued by Party B.

                                       14

        "DERIVATIVE PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event
        with respect to which Party A is the sole Affected Party or (iii) an
        Additional Termination Event with respect to which Party A is the sole
        Affected Party.

        "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to
        Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the
        Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to
        Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding)
        will equal the full amount Party B would have received had no such withholding been required.

        "ELIGIBLE GUARANTOR" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

        "ELIGIBLE REPLACEMENT" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible
        Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex)
        not to occur or continue, or (iii) the present and future obligations
        (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.

        "FIRM OFFER" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible
        Replacement to enter into a Replacement Transaction (assuming that all
        Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

        "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

        "MOODY'S FIRST TRIGGER RATINGS THRESHOLD" means, with respect to Party
        A, the guarantor under an Eligible Guarantee or an Eligible Replacement,
        (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or
        (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

        "MOODY'S SECOND TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger
        Rating Threshold.

                                       15

        "MOODY'S SECOND TRIGGER RATINGS THRESHOLD" means, with respect to Party
        A, the guarantor under an Eligible Guarantee or an Eligible Replacement,
        (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or
        (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

        "PERMITTED TRANSFER" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party
        A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the
        United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B),
        (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer
        Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction,
        (d) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of
        Party A's rights and obligations under the Agreement and all relevant
        Transactions; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (f) Moody's has been given prior written notice of such transfer and the Rating Agency
        Condition is satisfied with respect to S&P and (g) such transfer otherwise complies with the terms of the Pooling and Servicing
        Agreement.

        "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing
        Agreement dated and effective as of December 1, 2006, among Merrill
        Lynch Mortgage Investors, Inc., as Depositor, Midland Loan Services,
        Inc., as Master Servicer, Wells Fargo Bank National Association, as
        Master Servicer, LNR Partners, Inc., as Special Servicer, and LaSalle
        Bank National Association, as Trustee, as the same may be amended, supplemented or otherwise modified from time to time (except as otherwise provided in Part 5(c)(iii)).

        "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating
        Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

        "RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

        "REPLACEMENT TRANSACTION" means, with respect to any Terminated
        Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and
        (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated
        Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

        "REQUIRED RATINGS DOWNGRADE EVENT" shall have the meaning assigned thereto in Part 5(d).

        "REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings
        Threshold and the Moody's Second Trigger Ratings Threshold.

        "S&P" means Standard & Poor's Rating Services, a division of The
        McGraw-Hill Companies, Inc., or any successor thereto.

                                       16

        "S&P APPROVED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

        "S&P REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

        "SWAP RATING AGENCIES" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the Certificates.

                                       17

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

MERRILL LYNCH                            ML-CFC COMMERCIAL MORTGAGE
CAPITAL SERVICES, INC.                   TRUST 2006-4

                 ("Party A")                        ("Party B")

                                         By:  LaSalle Bank National Association,
                                         not in its individual capacity, but
                                         solely as Trustee

By: /s/ Angelina Lopes                   By: /s/ Timothy E. Cutsinger
    ------------------                       ------------------------
    Name: Angelina Lopes                     Name: Timothy E. Cutsinger
    Title: Authorized Signatory              Title: Assistant Vice President
    Date:                                    Date:

                                       18

                                    EXHIBIT A

                             Regulation AB Agreement

                                       19